UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ATOSSA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

1448 NW Market Street, Suite 500

Seattle, Washington 98107

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held on January 20, 2026 at 9:00 A.M. Pacific Time

Virtual Meeting to be Held Live via the Internet at: https://web.viewproxy.com/AtossaTherapeutics/2026SM

You must register by 11:59 P.M. Eastern Time on January 18, 2026 in order to attend the Special Meeting

Technical Support Contact: VirtualMeeting@viewproxy.com or call 1-866-612-8937

Dear Stockholder,

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Atossa Therapeutics, Inc., a Delaware corporation (the “Company”), which will be held virtually on Tuesday, January 20, 2026 at 9:00 A.M. Pacific Time. The Special Meeting will be held in a virtual only meeting format via live audio webcast. You will need to register in advance to attend the Special Meeting virtually. For more information, see “General Information – About the Meeting – What do I need to do to virtually attend the Special Meeting via live audio webcast?” Only stockholders of record who held the Company’s common stock at the close of business on the record date, December 19, 2025 (the “Record Date”), may attend virtually and vote online at the Special Meeting, including at any adjournment or postponement thereof.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

(1)
To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 5:1 to 20:1, inclusive (“Proposal 1”);
(2)
To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (“Proposal 2”); and
(3)
To transact any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof.

No other items of business are expected to be considered at the Special Meeting. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote “FOR” Proposals 1 and 2. After reading the Proxy Statement and our other proxy materials, please vote online, by telephone or by returning your proxy card or your voting instruction form. YOUR SHARES WILL NOT BE VOTED UNLESS YOU VOTE IN ONE OF THE WAYS DESCRIBED OR IF YOU ATTEND AND VOTE AT THE VIRTUAL SPECIAL MEETING.

Instructions for accessing the virtual Special Meeting are provided in the Proxy Statement. To attend the virtual Special Meeting, stockholders must register by 11:59 P.M. Eastern Time on January 18, 2026. In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Special Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Special Meeting, the meeting chair or secretary will convene the meeting at 10:00 A.M. Pacific Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair or secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at https://investors.atossatherapeutics.com.

We look forward to seeing you at the Special Meeting.

Sincerely,

Steven C. Quay, M.D., Ph.D.
Chairman of the Board, President and Chief Executive Officer
December ___, 2025

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY OR YOUR VOTING INSTRUCTION FORM AND RETURN IT AT YOUR EARLIEST CONVENIENCE, OR PLEASE VOTE IN ONE OF THE OTHER WAYS DESCRIBED IN THE PROXY STATEMENT. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE FINAL VOTE AT THE SPECIAL MEETING. YOUR LAST SUBMITTED VOTE IS THE ONE THAT WILL BE COUNTED. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE VIRTUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM YOUR BROKER, BANK OR OTHER NOMINEE (PREFERABLY AT LEAST FIVE DAYS BEFORE THE SPECIAL MEETING).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON JANUARY 20, 2026: THIS PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING IS AVAILABLE AT HTTPS://WEB.VIEWPROXY.COM/ATOSSATHERAPEUTICS/2026SM. WE ENCOURAGE YOU TO REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement are forward-looking statements, including statements about the reverse stock split. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

1448 NW Market Street, Suite 500

Seattle, Washington 98107

PROXY STATEMENT FOR
2026 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON January 20, 2026 AT 9:00 A.M. PACIFIC TIME

VIRTUAL MEETING

TO BE HELD LIVE VIA THE INTERNET AT https://web.viewproxy.com/AtossaTherapeutics/2026SM

SUMMARY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Atossa Therapeutics, Inc. (“Atossa” or the “Company”) for use at the Company’s 2026 Special Meeting of Stockholders (the “Special Meeting”). We are holding the Special Meeting in order to obtain the stockholder approval necessary to effect a reverse stock split to increase the per share trading price of our common stock in order to maintain our listing on the Nasdaq Stock Market (“Nasdaq”). You are invited to participate in the Special Meeting and to vote on the proposals described in this Proxy Statement.

The Special Meeting will be held in a virtual only meeting format via live audio webcast. You will need to register in advance to attend the Special Meeting virtually. For more information, see “General Information – About the Meeting – What do I need to do to virtually attend the Special Meeting via live audio webcast?” This Proxy Statement and the accompanying form of proxy will be mailed to our stockholders on or about December ___, 2025.

For a proxy to be effective, it must be properly executed and received prior to the Special Meeting. Each proxy properly executed and tendered will, unless otherwise directed by the stockholder (in which case, such proxies will be voted as directed), be voted “FOR” Proposals 1 and 2, and at the discretion of the proxy holder(s) with respect to all other matters that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Company will pay all costs of soliciting proxies. We will provide copies of this Proxy Statement, Notice of Special Meeting and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and may reimburse these parties for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation; however, we will not pay them additional compensation for any of these services. We have retained Alliance Advisors, a proxy solicitation firm, at an estimated cost of approximately $16,000.

Only holders of record of our common stock, par value $0.18 per share (the “common stock”), at the close of business on December 19, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were a total of ___ shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters to be voted upon at the Special Meeting. The presence, virtually or by proxy, of the holders of one-third of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the Special Meeting. If there is no quorum, the meeting chair or the holders of a majority of shares of common stock present at the Special Meeting, either in person or by proxy, may adjourn the meeting to another time or date.

Persons who hold shares of common stock directly on the Record Date and not through a broker, bank or other financial institution (e.g., your shares of common stock are registered directly in your name with our transfer agent) (“record holders”) may vote by the following methods:

•
Vote by proxy - You may complete, sign and return a proxy card;

•
Proxy Vote by Internet - Go to http://www.FCRvote.com/ATOS to complete an electronic proxy card. Have your proxy card available when you access the website. Your vote must be received by 11:59 P.M. Eastern Time on January 19, 2026 to be counted;

•
Proxy Vote by Phone - You may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on January 19, 2026 by calling the toll-free number 1-866-402-3905. Have your proxy card in hand when you call and then follow the instructions; or

•
Vote at the Special Meeting – If you registered in advance to attend the Special Meeting virtually, you may attend the Special Meeting and vote online during the meeting.

Persons who hold shares of common stock indirectly on the Record Date through a brokerage firm, bank, or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf (or obtain a “legal proxy” to register to attend the Special Meeting and vote during the Special Meeting as described under “General Information – About the Meeting – What do I need to do to virtually attend the Special Meeting via live audio webcast?”). Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders will only be able to vote shares on behalf of the beneficial holders with respect to proposals considered to be “routine” and are not entitled to vote shares on behalf of beneficial holders with respect to “non-routine” proposals (referred to as a “broker non-vote”). Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokerage firms, banks or other financial institutions are choosing not to exercise discretionary voting authority. As a result, beneficial holders are urged to direct their brokerage firm, bank or other financial institution how to vote their shares on all proposals to ensure that their votes are counted.

Abstentions and broker non-votes, if any, will be counted for the purpose of determining the presence or absence of a quorum. The required vote for each of the proposals expected to be acted upon at the Special Meeting is described below:

Proposal 1 — Approval of a Reverse Stock Split. This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

Proposal 2 — Approval of an Adjournment of the Special Meeting. This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

We encourage you to vote by returning your proxy or voting instruction form or if you are a record holder by voting on-line or via phone prior to the meeting. Voting in advance of the meeting helps ensure that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses to solicit proxies for the Special Meeting. Any record holder of our common stock may revoke their proxy at any time prior to the closing of the polls at the Special Meeting by:

•
executing and submitting a later-dated proxy;

•
submitting new proxy instructions via phone or the Internet;

•
delivering a written revocation to the Corporate Secretary at the address set forth above; or

•
voting online at www.FCRvote.com/ATOS during the virtual Special Meeting. However, your virtual attendance at the Special Meeting will not, by itself, revoke your proxy.

Your last submitted vote is the one that will be counted.

Beneficial holders of our common stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Special Meeting virtually and vote during the virtual meeting should contact their brokerage firm, bank or other financial institution holding shares of common stock on their behalf in order to obtain a “legal proxy” (preferably at least five days before the Special Meeting), which will allow them to register to attend the Special Meeting and to vote during the virtual meeting. Without a legal proxy, beneficial holders cannot vote at the virtual Special Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

FOR TECHNICAL SUPPORT PRIOR TO OR DURING THE SPECIAL MEETING, PLEASE CONTACT:

VirtualMeeting@viewproxy.com or call 1-866-612-8937

PROPOSAL NO. 1

APPROVAL OF A REVERSE STOCK SPLIT

We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), which the Board has approved and declared advisable, to effect a reverse stock split (the “Reverse Stock Split”) of all issued and outstanding shares of our common stock, at a ratio ranging from 5:1 to 20:1, inclusive (“Proposal 1”).

Background

The primary purpose of the Reverse Stock Split is to raise the per share trading price of our common stock by reducing the number of outstanding shares in order to maintain our listing on Nasdaq. On February 21, 2025, the Company received a letter from Nasdaq (the “Notification Letter”) informing the Company that it was not in compliance with Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (the “Bid Price Rule”), because the Company’s common stock failed to maintain a minimum closing bid price of $1.00 per share for 30 consecutive business days. The Company had until August 20, 2025 to regain compliance with the Bid Price Rule. On August 21, 2025, the Company received a letter from Nasdaq informing the Company that it was eligible for an additional 180 calendar day period or, if earlier, until February 17, 2026, to regain compliance. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of 10 consecutive business days, unless Nasdaq exercises its discretion to require a minimum of up to 20 consecutive business days. In October 2025, the Company’s common stock traded above the minimum closing bid price of $1.00 for 10 consecutive business days. However, Nasdaq exercised its discretion to monitor the Company’s compliance for an additional 10 consecutive business days, during which time the Company did not maintain its common stock bid price above $1.00.

The Company has not yet regained compliance with the Bid Price Rule. As of December __, 2025, the closing price of the Company’s common stock was $___ per share. If the Company has not regained compliance with the Bid Price Rule by February 17, 2026, the Company will likely face delisting.

Reasons for a Reverse Stock Split

To regain compliance with Nasdaq rules and maintain our stock listing. As discussed above, the primary purpose of the Reverse Stock Split is to raise the per share trading price of the Company’s common stock in order to maintain its listing on Nasdaq. The Board believes that delisting from Nasdaq would adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, would significantly affect the ability of investors to trade in the Company’s securities and would negatively affect the value and liquidity of the Company’s common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

To potentially improve the marketability and liquidity of our common stock. The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To decrease the risk of market manipulation of our common stock. The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

To provide us with flexibility with respect to our authorized common stock. A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plans); expanding our business through the acquisition of other businesses and for other purposes. However, we currently do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of the Company and our stockholders.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

Proposal 1 gives the Board discretion to select a Reverse Stock Split ratio from within a range between and including 5:1 and 20:1 based on the Board’s then-current assessment of the best interests of the Company and stockholders. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

•
the historical trading price and trading volume of our common stock;
•
the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;
•
the continued listing requirements for our common stock on Nasdaq or other applicable exchanges;
•
the number of shares of common stock outstanding;
•
administrative costs to the Company; and
•
prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price to regain compliance with Nasdaq’s Bid Price Rule or be completed before Nasdaq commences delisting procedures. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry and market or economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we continue to fail to meet any of Nasdaq’s listing requirements, Nasdaq may suspend trading and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively affected by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the Effective Date (as defined below):

•
each 5 to 20 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;
•
no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);
•
proportionate adjustments will be made to the number of shares issuable upon the exercise of all then-outstanding stock options, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise of such stock options and a proportional increase in the exercise price of all such stock options;
•
the number of shares of common stock then reserved for issuance under our equity compensation plans will be reduced proportionately; and
•
the number of shares of common stock then reserved for issuance pursuant to the Company’s Series B Convertible Preferred Stock will be reduced proportionately and the conversion price will be increased proportionately.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of November 1, 2025 and without giving effect to the treatment of fractional shares:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	350,000,000	129,171,424	33,834,981	186,993,595
Post-Reverse Stock Split 5:1	350,000,000	25,834,285	6,766,996	317,398,719
Post-Reverse Stock Split 10:1	350,000,000	12,917,142	3,383,498	333,699,360
Post-Reverse Stock Split 15:1	350,000,000	8,611,428	2,255,665	339,132,906
Post-Reverse Stock Split 20:1	350,000,000	6,458,571	1,691,749	341,849,680

A Reverse Stock Split would affect all stockholders uniformly. As of the Effective Date, each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “ATOS,” but would have a new Committee on Uniform Securities Identification Procedures (CUSIP) number after the Effective Date.

Cash Payment In Lieu of Fractional Shares

The Company will not issue any fractional shares of common stock as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of our common stock on Nasdaq on the first business day immediately preceding the Effective Date (as adjusted in good faith by the Company to account for the Reverse Stock Split ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.

As of November 1, 2025, there were 42 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial holders of common stock. Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders (who hold their shares in their names). Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered holders of common stock. Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

U.S. Federal Income Tax Considerations

The following discussion is a summary of U.S. federal income tax considerations to U.S. Holders (as defined below) of our common stock of the Reverse Stock Split. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date of this filing. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax considerations of the Reverse Stock Split.

This discussion is limited to a U.S. Holder that holds our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:

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U.S. expatriates and former citizens or long-term residents of the United States;
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U.S. Holders whose functional currency is not the U.S. dollar;
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persons holding our common stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;
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banks, insurance companies and other financial institutions;
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real estate investment trusts or regulated investment companies;
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brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in our common stock;
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partnerships or other entities or arrangements classified as partnerships, disregarded entities for U.S. federal income tax purposes (and investors therein), S corporations or other passthrough entities (including hybrid entities);
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tax-exempt organizations or governmental organizations;
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persons deemed to sell our common stock under the constructive sale provisions of the Code;
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persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;
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tax-qualified retirement plans; and
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persons that own, or have owned, actually or constructively, more than 5% of our common stock.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, a partnership holding our common stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Reverse Stock Split.

For purpose of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•
an individual who is a citizen or resident of the United States;
•
a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each U.S. Holder is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Reverse Stock Split arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, assuming the Reverse Stock Split qualifies as a recapitalization, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received in a recapitalization pursuant to the Reverse Stock Split.

Each U.S. Holder of shares of our common stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year on the Effective Date. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a U.S. Holder’s individual facts and circumstances, it is possible that the receipt of cash in lieu of a fractional share by such U.S. Holder may instead be treated as a distribution under Section 301 of the Code. Each U.S. Holder is urged to consult its tax advisor regarding that possibility and the considerations of the receipt of cash in lieu of a fractional share being treated as a distribution under Section 301 of the Code.

Tax Reporting Regarding the Reverse Stock Split

Assuming the Reverse Stock Split qualifies as a recapitalization within the meaning of Section 368(a) of the Code, each U.S. Holder who receives shares of our common stock in the Reverse Stock Split is required to retain permanent records pertaining to the Reverse Stock Split and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis and fair market value of all transferred property and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least 5% of our outstanding common stock or who owned our securities with a basis of $1,000,000 or more as of immediately prior to the Effective Date are required to attach a statement to such U.S. Holder’s tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in the U.S. Holder’s common stock and the fair market value of such stock. Each U.S. Holder is urged to consult with its tax advisor regarding its compliance with these rules.

Information Reporting and Backup Withholding

Payments of cash in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each stockholder that does not otherwise establish an exemption should furnish its taxpayer identification number to the applicable withholding agent and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided the required information is timely furnished to the IRS. Each stockholder is urged to consult its tax advisor regarding such stockholder’s qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.18 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

Effectiveness of Amendment

The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, following the Special Meeting. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) is attached hereto as Appendix A. If approved by stockholders and implemented by the Board, the Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment (the “Effective Date”). We will publicly announce the Reverse Stock Split ratio chosen by the Board prior to the Effective Date.

No Dissenter’s or Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to Proposal 1, or the corresponding amendment to our Certificate of Incorporation.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 1 that is not shared by all other stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

General

We may ask stockholders to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1. In that event, stockholders will be asked to vote only upon this proposal and not on any other matter. If this proposal is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Special Meeting to use the additional time to solicit additional proxies in favor of Proposal 1.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes, if any, are not counted as votes cast, and they will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding common stock for (i) each of our directors, (ii) each of our “named executive officers” and (iii) all of our current directors and executive officers as a group. As of November 1, 2025, there are no persons known to us to beneficially hold more than 5% of our outstanding common stock. The following information is presented as of November 1, 2025 or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of common stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable pursuant to stock options that are exercisable within 60 days of November 1, 2025, as well as convertible preferred stock, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or convertible preferred stock, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge and subject to applicable community property rules, and except as otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Unless otherwise noted, the address of each person listed on the table is c/o Atossa Therapeutics, Inc., 1448 NW Market Street, Suite 500, Seattle, Washington 98107.

______________

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class (1)
Steven C. Quay, M.D., Ph.D.(2)	11,338,245	8.07%
Shu-Chih Chen, Ph.D.(3)	577,887	*
Tessa Cigler, M.D., M.P.H.(4)	208,334	*
Mark Daniel	—	—
Jonathan F. Finn, C.F.A.(5)	275,000	*
Stephen J. Galli, M.D. (6)	553,950	*
Heather Rees, CPA (inactive)(7)	1,318,878	1.01%
H. Lawrence Remmel, Esq. (8)	10,257	*
Richard Steinhart(9)	552,027	*
All current executive officers and directors as a group (8 persons)(10)	13,493,446	9.46%

* Less than one percent.

(1) Based on 129,171,424 shares of common stock issued and outstanding as of November 1, 2025.

(2) Consists of (i) 13,898 shares of common stock directly owned by Dr. Quay, (ii) 22,254 shares of common stock owned by Ensisheim Partners LLC (“Ensisheim”), (iii) 11,299,820 shares of common stock issuable upon the exercise of stock options held by Dr. Quay and exercisable within 60 days of November 1, 2025 and (iv) 8 shares of Series B Convertible Preferred Stock convertible into 2,273 shares of common stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.

(3) Consists of (i) 22,254 shares of common stock owned by Ensisheim, (ii) 553,360 shares of common stock issuable upon the exercise of stock options held by Dr. Chen and exercisable within 60 days of November 1, 2025 and (iii) 8 shares of Series B Convertible Preferred Stock, convertible into 2,273 shares of common stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.

(4) Consists of 208,334 shares of common stock issuable upon the exercise of stock options held by Dr. Cigler and exercisable within 60 days of November 1, 2025.

(5) Consists of (i) 25,000 shares of common stock held by Mr. Finn, and (ii) 250,000 shares of common stock issuable upon the exercise of stock options held by Mr. Finn and exercisable within 60 days of November 1, 2025.

(6) Consists of (i) 99 shares of common stock held by Dr. Galli, and (ii) 553,851 shares of common stock issuable upon the exercise of stock options held by Dr. Galli and exercisable within 60 days of November 1, 2025.

(7) Ms. Rees stepped down as our Chief Financial Officer on October 14, 2025. Consists of 1,318,878 shares of common stock issuable upon the exercise of stock options held by Ms. Rees and exercisable within 60 days of November 1, 2025.

(8) Consists of 10,257 shares of common stock held by Mr. Remmel. Mr. Remmel disclaims beneficial ownership of the 11 shares of common stock held by his spouse.

(9) Consists of 552,027 shares of common stock issuable upon the exercise of stock options held by Mr. Steinhart and exercisable within 60 days of November 1, 2025.

(10) Consists of (i) 71,508 shares of common stock, (ii) 13,417,392 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of November 1, 2025 and (iii) 16 shares of Series B Convertible Preferred Stock convertible into 4,546 shares of common stock.

GENERAL INFORMATION

“About the Meeting - What do I need to do to virtually attend the Special Meeting via live audio webcast?”

In order to attend and participate in the Special Meeting live via the Internet, you must register at https://web.viewproxy.com/AtossaTherapeutics/2026SM by 11:59 P.M. Eastern Time on January 18, 2026. If you are a registered holder, you must register using the Virtual Control Number included in your proxy card which will be mailed on or about December ___, 2025 to stockholders of record at the close of business on the Record Date, December 19, 2025. If you hold your shares beneficially through a bank, broker or other financial institution, you must provide a legal proxy from your bank, broker or other financial institution during registration and you will be assigned a Virtual Control Number in order to attend and vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to virtually attend the Special Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/AtossaTherapeutics/2026SM.

“About the Meeting – Meeting Conduct”

We will endeavor to answer as many stockholder-submitted questions as time permits that relate to the proposals to be voted on at the Special Meeting and that comply with the Special Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to the proposals being voted on. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 9:00 A.M. Pacific Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please refer to the contact information below. Additional information regarding the rules and procedures for participating in the Special Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.

“About the Meeting – Who do I contact if I am having technical problems voting or attending the meeting?”

If you have any questions about attending the virtual meeting, or otherwise require technical assistance prior to or during the meeting, please contact: VirtualMeeting@viewproxy.com or call 1-866-612-8937.

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Special Meeting. If any other matter is properly brought before the Special Meeting or any adjournments or postponements thereof, it is the intention of the proxies named in the enclosed proxy card to vote the shares they represent in their discretion.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals intended to be included in the proxy statement for the 2026 Annual Meeting of Stockholders must have been received by our Corporate Secretary at the address set forth below no later than the close of business (6:00 p.m. Pacific Time) on November 26, 2025. The form and substance of such proposals must satisfy the requirements established by the SEC, including Rule 14a-8 of the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Additionally, stockholders who intend to present a stockholder proposal, other than pursuant to Rule 14a-8 under the Exchange Act, or nominate director nominees for election at the 2026 Annual Meeting of Stockholders must provide the Corporate Secretary with written notice of the proposal or nomination in accordance with our Bylaws. Such notice must be received by the Corporate Secretary at the address set forth below not later the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary date of the Annual Meeting; provided, however, that if the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary date of the Annual Meeting, then stockholders must provide notice not later than the close of business on the later of the 90th day prior to the scheduled date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Therefore, unless the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary not earlier than January 8, 2026 and not later than the close of business (6:00 p.m. Pacific Time) on February 7, 2026. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 of the Exchange Act in support of nominees submitted under these advance notice provisions for the 2026 Annual Meeting of Stockholders must provide the notice required under Rule 14a-19 of the Exchange Act to our Corporate Secretary in writing not later than the close of business (6:00 p.m. Pacific Time) on March 9, 2026.

Notice must be tendered in the proper form prescribed by our Bylaws. Proposals or nominations not meeting the requirements set forth in our Bylaws will not be entertained at the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

DELIVERY OF PROXY MATERIALS

The Company may satisfy SEC rules regarding delivery of proxy materials by delivering a single copy of the proxy materials, including the Proxy Statement, to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one copy of the proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We will deliver promptly upon written or oral request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Corporate Secretary at 1448 NW Market Street, Suite 500, Seattle, Washington 98107 or by telephone at (866) 893-4927. If your stock is held through a brokerage firm, bank or other financial institution and you prefer to receive separate copies of the proxy materials, or if you received multiple copies of these materials and would prefer to receive a single copy, either now or in the future, please contact your brokerage firm, bank or other financial institution.

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ATOSSA THERAPEUTICS, INC.

Atossa Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: That the current name of the Corporation is Atossa Therapeutics, Inc., and the Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) on April 30, 2009 under the name Atossa Genetics Inc.

SECOND: That the Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 8, 2012 (as subsequently amended, the “Certificate of Incorporation”).

THIRD: That pursuant to and in accordance with Section 242 of the DGCL, this Certificate of Amendment hereby further amends the provisions of the Certificate of Incorporation as follows:

Article IV is hereby amended to include the following paragraph as a new Section C of such article:

“C. REVERSE STOCK SPLIT

Effective as of 12:01 A.M. Eastern Time on ___ (the “Effective Time”), each ___ shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes, as applicable) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on the Nasdaq Stock Market on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the reverse stock split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

FOURTH: This Certificate of Amendment to the Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors (the “Board”) and stockholders in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective as of 12:01 A.M. Eastern Time on ___.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by Steven C. Quay, M.D., Ph.D., its Chairman of the Board, President and Chief Executive Officer, this ___ day of ___.

ATOSSA THERAPEUTICS, INC.

By:

Name: Steven C. Quay, M.D., Ph.D.

Title: Chairman of the Board, President and Chief Executive Officer

A-2

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Atossa THERAPEUTICS

NAME & ADDRESS HERE

As a stockholder of Atossa Therapeutics, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card by mail. Your electronic or telephonic vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on January 19, 2026. You can also vote during the meeting.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/ATOS
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-402-3905
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

Vote During the Meeting:
To attend and/or participate in the meeting online, you must register by 11:59 p.m. Eastern Time on January 18, 2026 at https://web.viewproxy.com/AtossaTherapeutics/2026SM

CONTROL NUMBER

▼PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▼

ATOSSA THERAPEUTICS, INC.

SPECIAL MEETING OF STOCKHOLDERS – JANUARY 20, 2026 AT 9:00 a.m. PACIFIC TIME
For stockholders of record as of December 19, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ATOSSA THERAPEUTICS, INC.

The undersigned stockholder(s) hereby appoint(s) Steven C. Quay, M.D., Ph.D., and Mark Daniel (the "Named Proxies"), each as proxies and attorneys-in-fact, with the power to act without the other and with the power to appoint his substitute, and hereby authorize(s) each to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of Atossa Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held live via the Internet at 9:00 a.m. Pacific Time on January 20, 2026 and at any adjournments or postponements thereof. The Named Proxies are authorized to vote in their discretion upon such other matters that may properly come before the meeting or any adjournments or postponements thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Named Proxies cannot vote your shares unless you sign and return this card.

In order to virtually attend the meeting, you must register at https://web.viewproxy.com/AtossaTherapeutics/2026SM by 11:59 p.m. Eastern Time on January 18, 2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Proxy Statement.

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, but the card is signed, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature (and title if applicable) ______________________

Date ______________________

Joint Owners:
Signature (and title if applicable) ______________________

Date ______________________

NOTE: Please sign exactly as your name(s) appear(s) on your account. When signing as attorney, executor, trustee, administrator, or other fiduciary, please include full title and authority. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please provide full corporate, limited liability company, or partnership name and title of authorized officer or person signing the card.

▼PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▼

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you sign the card, but do not specify your choices, your shares will be voted FOR Proposals 1 and 2.

Please mark your votes like this X

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐